
                               DODGE & COX FUNDS
                          (a Delaware Business Trust)            EX-99.B11B

                               POWER OF ATTORNEY


   KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints Harry R. Hagey, Kenneth E. Olivier, W. Timothy Ryan and Thomas M.
Mistele, and each of them, his/her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him/her in his/her name, place and stead, in any and all capacities, to sign the registration statement of Dodge & Cox Funds and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

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
Signature                              Date                       Signature                         Date
---------                              ----                       ---------                         ----


/s/ Katherine Herrick Drake            2/24/98                   /s/ Max Gutierrez, Jr.             2/24/98
------------------------------         -------------             ----------------------------      ---------
Katherine Herrick Drake                                           Max Gutierrez, Jr.


/s/ Dana M. Emery                      2/25/98                   /s/ Frank H. Roberts                2/24/98
------------------------------         -------------            -----------------------------       --------
 Dana M. Emery                                                     Frank H. Roberts


/s/ John A. Gunn                       2/24/98                   /s/ John B. Taylor                  2/24/98
------------------------------         -------------            -----------------------------        -------
John A. Gunn                                                      John B. Taylor


/s/ Harry R. Hagey                     2/24/98                   /s/ Will C. Wood                    2/24/98
------------------------------      ----------------             ----------------------------        -------
 Harry R. Hagey                                                    Will C. Wood


/s/ Kenneth E. Olivier                 2/24/98
------------------------------       ---------------
 Kenneth E. Olivier


/s/ W. Timothy Ryan                    2/24/98
------------------------------       ---------------
W. Timothy Ryan


/s/ A. Horton Shapiro                  2/24/98
------------------------------       ---------------
A. Horton Shapiro